UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

TIM HORTONS INC.

(Exact name of registrant as specified in its charter)

Canada	001-32843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Form 8-K/A amends and supplements the Current Report on Form 8-K filed on October 30, 2009 (the “Original 8-K”) by Tim Hortons Inc. (the “Registrant”) to correct an omission of footnote (4) from the press release contained in Exhibit 99.1 to the Original 8-K. An amended version of Exhibit 99.1, including footnote (4), is attached hereto. Reference should be made hereafter to the press release attached hereto as Exhibit 99.1.

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2009, Tim Hortons Inc. (the “Corporation”) issued a press release containing financial information regarding its 2009 third quarter results and certain other information. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press release issued by the Company dated October 30, 2009 regarding the release of quarterly financial results and other information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: October 30, 2009	By:	/S/ JILL E. AEBKER
Jill E. Aebker Associate General Counsel and Secretary